UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Municipal bonds produced losses in the last six months. In the first half of our reporting period, several factors pressured municipal yields higher and bond prices lower, including reduced investor demand for low-yielding municipal securities, signs of economic improvement, bipartisan legislation to extend the Bush-era tax cuts for two years, rising rates for longer-term U.S. Treasuries, and heavy issuance ahead of the expiration of the Build America Bond (BAB) program at the end of 2010. During the last three months, the municipal market stabilized and improved somewhat as new issuance dropped off and some investors took advantage of more attractive tax-free yields. Although their six-month returns in absolute terms were disappointing, the longer-term performance of the T. Rowe Price Summit Municipal Funds relative to their benchmarks remained favorable.

MARKET ENVIRONMENT

Even though national unemployment remains high and housing markets are generally weak, the U.S. economy is growing at a steady and sustainable pace. Exports and manufacturing activity have been strong, confidence among consumers and businesses has been increasing, and fears of a double-dip recession have waned, thanks in part to additional monetary and fiscal stimulus. In early November 2010, the Federal Reserve initiated a second round of quantitative easing—so-called QE2—and is in the process of purchasing an additional $600 billion in Treasuries by June. In December, President Obama and Congress acted to extend the Bush-era tax cuts through the end of 2012, thus providing an additional boost to 2011 real gross domestic product growth.

Despite the growing economy and an increase in inflationary pressures—particularly food and energy prices—the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range established in late 2008. All money market instruments continue to trade in a very narrow range around the fed funds target rate, though municipal money market securities continue to have a yield advantage over Treasury bills. While intermediate- and long-term Treasury interest rates rose over the last six months—reflecting expectations for stronger economic growth and concerns about higher inflation—their increase was capped by a flight to safety stemming from political and social turmoil in various Middle Eastern and North African countries; a catastrophic earthquake, tsunami, and nuclear crisis in Japan; and the simmering sovereign debt crisis in Europe. Intermediate-term municipal yields also increased during our reporting period, but to a lesser extent, while 30-year municipal yields rose sharply and remained higher than 30-year Treasury yields.

With long-term municipal yields higher than comparable Treasury yields, long-term tax-free securities are an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of April 30, 2011, the 4.58% yield offered by a 30-year tax-free municipal bond rated AAA was about 104% of the 4.40% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.36% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00–0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance in 2010 totaled $433 billion—a new annual record—according to The Bond Buyer. However, new issuance in the first four months of 2011 was only $63 billion, a 53% decrease from the pace of issuance in the first four months of 2010. This low level of issuance reflects two main factors. In some cases, municipalities accelerated 2011 issuance into late 2010 prior to the year-end expiration of the BAB program or to take advantage of relatively favorable market conditions at that time. In other cases, municipalities delayed or canceled bond issuance due to the sharp increase in municipal interest rates in the fourth quarter. Demand for municipal securities from institutional investors has been weak for several months, and cash flows into municipal bond funds have been negative since mid-November.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. Despite the ongoing negative press regarding their fiscal health, we do not see a near-term threat to the states’ ability to continue servicing their outstanding debts—although we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which have good credit profiles.

Most municipal sectors declined in the last six months, though prerefunded bonds managed slight gains. General obligation (GO) bonds, particularly state-issued GOs, held up better than revenue bonds. Among revenue bonds, higher-yielding sectors such as industrial revenue and health care performed worst, as they tend to have longer durations. We remain cautious on health care, in part because last year’s reform legislation will lead to tighter reimbursement policies, and state budget cuts could affect Medicaid payments to providers. However, we believe there are attractive investment opportunities with reasonable credit risks within the sector. Housing, solid waste, and water and sewer were among the better-performing revenue bond segments.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% during the six-month period ended April 30, 2011, compared with 0.01% for the Lipper average. With the economic momentum still slow, the Federal Reserve’s quantitative easing program expected to continue through June, and the futures markets continuing to predict a Fed on hold until at least the second quarter of 2012, all money market rates continued to grind ever lower as investors grabbed for what little remaining yield the market offered.

With the Fed’s 0.00% to 0.25% interest rate policy now in effect for almost two and a half years, the central bank has nearly succeeded in driving short rates to 0.00%. Investment options within the money fund space have successively offered lower yields as any change in Fed policy still appears to be quite some time off. Money market funds, which—because of SEC rules mandating liquidity and limiting maturity—operate primarily in the very front end of the yield curve, feel this downward pressure on rates most acutely.

A review of money market rate shifts over the past six months demonstrates the extraordinary impact of Fed policy. Overnight Treasury-collateralized repo rates averaged 0.09% versus 0.15% in the prior period and recently have traded as low as 0.01%. Three-month Treasury bills, which averaged 0.14% in the prior six-month period, averaged 0.11% over the past six months and currently yield 0.03%. Meanwhile LIBOR rates, a benchmark against which many money market issues are priced, moved in similar fashion: 90-day rates moved 11 basis points lower (100 basis points equal one percentage point) to end at 0.30%. Tax-exempt rates actually look quite favorable compared with similar taxable rates, though such comparisons offer little consolation given the absolute low level of rates. Overnight and seven-day variable rate demand notes, which make up a significant portion of the portfolio, moved lower by one to three basis points, averaging 0.21% and 0.26%, respectively, over the period. Ninety-day commercial paper average yields moved lower by three basis points as well, averaging 0.30%. One-year municipal rates ended the period six basis points lower at 0.34%.

Our investment strategy remains largely unchanged from last period. We continue to believe that this extraordinary period of accommodative Fed policy will remain in effect for an extended period. We remain highly selective on credit risk, and nearly two-thirds of our holdings carry additional credit protection in the form of letters of credit issued by high-quality banks. Our outlook on rates would suggest that we continue to maintain a weighted average maturity toward the longer end of our permissible range. However, as longer-dated investments are becoming increasingly less attractive to us, we would expect the portfolio’s average maturity to become shorter.

Summit Municipal Intermediate Fund
Your fund returned -0.60% during the six months ended April 30, 2011, compared with -0.71% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. The fund’s net asset value per share declined from $11.48 to $11.22, while the 30-day SEC yield rose from 2.23% to 2.78%. Dividends contributed $0.19 per share during the six-month period.

One of our enduring investment tenets is to utilize our proprietary research to overweight sectors that offer an incremental yield pickup over higher-quality sectors. In essence, this means that we typically overweight revenue bonds and underweight GO and prerefunded bonds. We believe that by applying this strategy over long market cycles, superior returns relative to the benchmark and the peer group will result. There are certain market environments when this strategy is less beneficial; that is, when the yield differentials (or credit spreads) between different credit ratings are widening. For most of the fourth quarter of last year and the first quarter of this year, during which we were underweight the higher-quality sectors and overweight revenue bonds, credit spreads did widen, hurting our relative returns. We chose to maintain our risk exposure to revenue bonds, which we had increased in the prior six-month period.

Within the GO sector, we remain materially underweight in certain GO credits, specifically California, Illinois, and New Jersey. While this strategy helped us early in the period, the credit spreads on these three issuers have started to tighten. Our current bias is to avoid issuers with long-term fundamental credit issues. Financially, these states will remain under pressure until they aggressively address their long-term unfunded liabilities, but their trading values will ebb and flow with the availability of other options for investors.

Another investment theme has been to overweight 15- to 20-year bonds and offset the longer duration with short-term bonds and cash. This strategy proved to be the biggest detractor from performance in the fourth quarter of 2010 and into February of this year, due to the steepening yield curve. We made the decision to reduce this overweight by selling bonds that had held up best during the period—specifically, longer bonds with short call dates that were trading close to par.

This type of strategy carries some risk, but it can be beneficial when the bonds are selling at a slight discount. Dealers normally bid aggressively for the bonds and sell them directly to individual investors, who prefer discounted bonds. Over the period, we reduced our long exposure and increased our allocation to 5- to 10-year securities. The portfolio’s duration and weighted average maturity reflect the strategy shift. Duration ended the period slightly longer than six months ago, but our weighted average maturity shortened by about a half a year. We are still overweight in longer-term bonds, but we have reduced the risk profile of the portfolio relative to the benchmark.

Summit Municipal Income Fund
During the six-month period ended April 30, 2011, your fund returned -3.27% compared with -2.95% for the Lipper General Municipal Debt Funds Average. The fund’s net asset value fell from $11.30 to $10.69, while its 30-day SEC yield rose from 3.56% to 4.04%. Dividends during the period contributed $0.24 per share.

Market conditions in the tax-exempt market experienced a reversal since our last shareholder report in October, as interest rates ratcheted higher over the past six months. The cash inflows that had benefited the municipal market turned into outflows as media coverage of the financial health of states and localities led to a sell-off. New issuance has fallen significantly, allowing the market to recoup some of its losses.

During the period, we were overweight in 20- to 30-year maturities, which we felt offered greater value than short-term bonds of 3- to 15-year maturities, in which we were underweight. Unfortunately, shorter-term bonds delivered the best performance, which was the reason for the fund’s trailing relative performance. More recently, however, longer-term bonds have regained some lost ground. The fund’s duration lengthened from 6.0 to 6.9 years as rates moved higher during the past six months, but we reduced the portfolio’s weighted average maturity from 17.9 to 16.2 years as we began to lower our exposure to longer-dated bonds late in the period.

Trading activity was fairly active to meet redemptions and to decrease long-end exposure. Most of our sales were of bonds with maturities of 20 years and longer for purposes of duration management. The fund’s overall quality diversification did not change in any significant manner. Our AAA rated bonds composed 8% of net assets at the end of April, while more than 75% of the portfolio is rated A and higher. Our sector exposure also remained stable, with transportation bonds representing the lion’s share of the portfolio at 24% of net assets, followed by health care at 21%. Airports account for a large portion of the transportation sector, where new supply was elevated as issuers took advantage of the alternative minimum tax holiday prior to its expiration in December 2010.

We historically have maintained an overweight in the health care sector and continue to do so. This sector offers significantly higher yields relative to others with comparable ratings. We’ve selectively invested in credits deemed appropriate through our fundamental credit research. We maintained our bias for revenue bonds versus GO bonds, since our credit outlook calls for ongoing budget problems for state and local governments. Fund performance benefited from an underweight in the tobacco sector, which significantly lagged the general market.

OUTLOOK

The last six months have been challenging for the municipal bond market, but not because of defaults or credit-related events. We understand that many investors continue to have concerns about the stability of the market and the potential for widespread defaults. We do not agree with the dire predictions of significant municipal defaults published in some media stories. Defaults thus far have been mostly limited to the smallest issuers in the riskiest of sectors—land backed, multifamily housing, and hospitals.

Still, the current credit and economic environment for municipalities is the most challenging since the Great Depression and could remain so for some time. The slow economic recovery, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments, and municipal bond defaults, which historically have been rare, could increase moderately. Furthermore, long-term state and local government liabilities such as pension benefits and health care costs are a growing concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts need to continue—with or without additional federal government assistance.

We still believe that the municipal bond market is a high-quality market, with pockets of good investment opportunity for the long-term investor. While shorter-term securities have unattractive absolute yields and could be vulnerable if shorter-term interest rates increase, longer-term and lower-rated investment-grade bond valuations have become more attractive in recent months and seem to be stabilizing amid limited new supply. We expect demand for munis to increase as taxable bond portfolios or other nontraditional investors take advantage of higher municipal yields.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 19, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital Intermediate Competitive (1–17 yr. Maturity) Bond Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/11	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	0.01%	-0.10%	0.01%	1.57%	1.51%
Summit Municipal Intermediate Fund	–	–	2.14	4.31	4.32
Summit Municipal Income Fund	–	–	0.36	3.53	4.57

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Summit Municipal Money Market Fund	*0.45%*
Summit Municipal Intermediate Fund	*0.50*
Summit Municipal Income Fund	*0.50*

The expense ratios shown are as of the funds' fiscal year ended 10/31/10. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 13.8%		
Atlanta, Airport, TECP, 0.30%, 5/4/11 (1)	3,500	3,500
Baltimore County, GO, TECP, 0.31%, 5/13/11	2,475	2,475
Charlotte, GO, TECP, 0.40%, 5/5/11	1,000	1,000
Delaware HFA, Christiana Care Health Services, TECP 0.28%, 5/16/11	2,000	2,000
Harris County, GO, TECP, 0.32%, 5/13/11	500	500
Harris County, GO, TECP, 0.32%, 5/13/11	750	750
Howard County, GO, TECP, 0.29%, 5/6/11	2,000	2,000
Maryland HHEFA, Johns Hopkins Health, TECP, 0.32%, 6/6/11	2,000	2,000
Metropolitan Atlanta Rapid Transit Auth., TECP, 0.31%, 5/13/11	2,000	2,000
Metropolitan Atlanta Rapid Transit Auth., TECP, 0.35%, 6/10/11	2,000	2,000
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., TECP, 0.36%, 5/23/11	1,000	1,000
Montgomery County, GO, TECP, 0.35%, 5/13/11	2,600	2,600
Port. Auth. of New York & New Jersey, TECP, 0.36%, 10/6/11	1,020	1,020
Purdue Univ., TECP, 0.29%, 5/17/11	1,109	1,109
Purdue Univ., TECP, 0.29%, 5/17/11	2,000	2,000
Texas A & M Univ. System, TECP, 0.32%, 10/18/11	1,500	1,500
Total Other Commercial Paper (Cost $27,454)		27,454
OTHER MUNICIPAL DEBT 56.0%		
Austin Trust Receipts (Bank of America), Baptist Health South Florida, VRTR, 0.33%, 5/6/11	3,490	3,490
Austin Trust Receipts (Bank of America), Hawaii, GO VRTR, 0.33%, 5/6/11	1,300	1,300
Austin Trust Receipts (Bank of America), Metropolitan Water Reclamation Dist. of Greater Chicago, VRTR, 0.33%, 5/6/11	1,775	1,775
Austin Trust Receipts (Bank of America), Pennsylvania, GO VRTR, 0.33%, 5/6/11	1,000	1,000
Barclays Capital Municipal Trust Receipts, Charlotte Water & Sewer Revenue, VRTR, 0.27%, 5/6/11 (2)	1,000	1,000

Barclays Capital Municipal Trust Receipts, Salt River Agricultural Improvement & Power Dist., VRTR 0.27%, 5/6/11 (2)	1,000	1,000
Barclays Capital Municipal Trust Receipts, Texas A&M Univ. System, VRTR, 0.27%, 5/6/11 (2)	500	500
Charlotte, Water & Sewer, 5.00%, 6/1/11	400	402
Cobb County, GO, TAN, 1.25%, 12/30/11	1,000	1,006
Colorado HFA, Catholic Health Initiatives, 2.00%, 7/1/11	1,100	1,103
Colorado HFA, Catholic Health Initiatives, 4.10%, 11/10/11 (Tender 11/10/11)	1,240	1,263
Columbus, GO, 5.00%, 6/15/11	150	151
Columbus, GO, 5.00%, 12/15/11	500	514
Dallas, Water & Sewer, VRTR, 0.31%, 5/6/11 (3)	2,340	2,340
District of Columbia, GO, 4.00%, 12/1/11	200	204
Florida State Board of Ed., GO, 4.00%, 6/1/11	450	451
Florida State Board of Ed., GO, 5.00%, 6/1/11	100	100
Florida DOT, Turnpike Auth., 2.00%, 7/1/11	1,000	1,002
Georgia, GO, 4.00%, 5/1/11	250	250
Georgia Private Colleges & Univ. Auth., Emory Univ. Series A, 5.00%, 9/1/11	500	508
Georgia Private Colleges & Univ. Auth., Emory Univ. Series B, 5.00%, 9/1/11	500	507
Gwinnett County Water & Sewer Auth., GO, 5.00%, 8/1/11	100	101
Harris County, GO, 5.00%, 8/15/11	200	203
Harris County, Toll Roads, 2.00%, 8/15/11 (Tender 8/15/11)	1,200	1,206
Harris County Cultural Ed. Fac., Texas Children's Hosp. VRTR, 0.26%, 5/6/11 (2)	2,000	2,000
Idaho, TAN, GO, 2.00%, 6/30/11	3,050	3,058
Illinois EFA, Univ. of Chicago, 0.46%, 5/4/11 (Tender 5/4/11) (8)	700	700
Illinois Fin. Auth., Advocate Health Care, 0.48%, 2/1/12 (Tender 2/1/12)	1,300	1,300

Illinois Fin. Auth., Northwestern Univ., 0.43%, 3/1/12 (Tender 3/1/12)	1,000	1,000
Illinois HFA, Advocate Health Care., 0.45%, 3/28/12 (Tender 3/28/12)	1,400	1,400
Illinois Toll Highway Auth., 6.30%, 1/1/12	1,200	1,245
Indiana Bond Bank, TAN, 2.00%, 1/5/12	1,180	1,192
Indiana HFFA, Ascension Health, 3.625%, 8/1/11 (Tender 8/1/11)	1,000	1,008
Indiana HFFA, Ascension Health, 5.00%, 7/1/11 (Tender 7/1/11)	1,000	1,008
JPMorgan Chase, Dormitory Auth. of the State of New York Personal Income Tax, VRTR, 0.26%, 5/6/11 (2)	3,300	3,300
JPMorgan Chase, Massachusetts, GO, VRTR, 0.29%, 5/6/11 (2)	1,825	1,825
JPMorgan Chase, New York State Mortgage, Single Family VRTR, 0.37%, 5/6/11 (1)(2)	1,575	1,575
JPMorgan Chase, Pennsylvania HFA, Single Family VRTR, 0.37%, 5/6/11 (1)(2)	2,140	2,140
JPMorgan Chase, Washington, GO, VRTR, 0.26%, 5/6/11 (2)	1,000	1,000
Kent Hosp. Fin. Auth., Spectrum Health, 5.00%, 1/15/12 (Tender 1/15/12)	1,000	1,030
Lake Charles Harbor & Terminal Dist., Cogeneration 0.37%, 5/31/11 (Tender 5/31/11)	3,500	3,500
Long Island Power Auth., 5.375%, 9/1/11 (Prerefunded 9/1/11) (4)	1,000	1,017
Los Angeles Airport, 5.00%, 5/15/11 (1)	100	100
Maryland HHEFA, Lifebridge Health, VRTR, 0.41%, 5/6/11 (2)	2,000	2,000
Massachusetts Housing Fin. Agency, VRTR, 0.32%, 5/6/11 (1)(2)	2,400	2,400
Michigan Fin. Auth., 2.00%, 8/22/11	1,000	1,005
Michigan Fin. Auth., Trinity Health, 2.50%, 12/1/11	1,030	1,042
Michigan Hosp. Fin. Auth., Ascension Health 3.75%, 3/15/12 (Tender 3/15/12)	1,000	1,028
Minnesota, GO, 5.00%, 8/1/11	500	506
Monmouth County Improvement Auth., GO, 2.00%, 12/1/11	505	509

Montgomery County Housing Opportunities Commission 2.00%, 1/1/12	1,000	1,009
New Jersey Economic Dev. Auth., Cedar Crest, 7.25%, 11/15/11 (Prerefunded 11/15/11) (4)	1,000	1,046
New York City, GO, 5.00%, 10/1/11 (5)	1,000	1,019
New York City Liberty Dev. Corp., World Trade Center 0.35%, 2/1/12 (Tender 2/1/12)	3,300	3,300
New York City Liberty Dev. Corp., World Trade Center 0.42%, 10/20/11 (Tender 10/20/11)	2,000	2,000
New York State Thruway Auth., Highway & Bridges 5.25%, 10/1/11 (Prerefunded 10/1/11)(4)(6)	1,000	1,020
North Carolina, GO, 5.00%, 5/1/11	150	150
Ohio, GO, 2.00%, 11/1/11	1,000	1,008
Oregon, GO, TAN, 2.00%, 6/30/11	2,500	2,507
Oyster Bay, GO, BAN, 1.50%, 11/18/11	1,000	1,006
Palm Beach County, 5.00%, 6/1/11	100	100
Pennsylvania, GO, 5.50%, 6/1/11	100	100
Purdue Univ., 3.50%, 7/1/11	250	251
Raleigh Durham Airport Auth., 5.00%, 5/1/11 (1)(3)	325	325
Salt River Agricultural Improvement & Power Dist. VRTR, 0.26%, 5/6/11 (2)	3,000	3,000
Tampa, Baycare Health, 5.00%, 11/15/11	1,000	1,024
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/12	250	257
Texas, GO, 3.00%, 8/1/11	250	252
Texas, GO, TRAN, 2.00%, 8/31/11	2,850	2,866
Univ. of North Carolina Board of Governors, Chapel Hill VRTR, 0.26%, 5/6/11	3,755	3,755
Univ. of Texas System, 5.25%, 8/15/11	150	152
Virginia College Building Auth., 5.00%, 9/1/11	250	254
Virginia College Building Auth., 21st Century College & Equipment, 5.00%, 2/1/12	150	155

Virginia HDA, Single Family, Series C3, VRTR, 0.36%, 5/6/11 (1)	765	765
Virginia HDA, Single Family, Series C7, VRTR, 0.36%, 5/6/11 (1)	1,510	1,510
Virginia Public School Auth., GO, 5.00%, 8/1/11	1,000	1,011
Virginia Resources Auth., 5.00%, 11/1/11 (1)	380	388
Virginia Resources Auth., 5.00%, 11/1/11 (1)(7)	605	618
Virginia Resources Auth., Virginia Public Schools 5.00%, 11/1/11	750	767
Virginia Transportation Board, Federal Highway 5.00%, 10/1/11	1,475	1,502
Wells Fargo Stage Trust, Catholic Health Initiatives VRTR, 0.29%, 5/6/11 (2)	1,500	1,500
Wells Fargo Stage Trust, Cornell Univ., VRTR, 0.29%, 5/6/11 (2)	2,000	2,000
Wells Fargo Stage Trust, Emory Univ., VRTR, 0.29%, 5/6/11 (2)	1,300	1,300
Wells Fargo Stage Trust, Florida Board of Ed., GO VRTR, 0.29%, 5/6/11 (2)	2,000	2,000
Wells Fargo Stage Trust, Harvard Univ. VRTR, 0.29%, 5/6/11 (2)	2,460	2,460
Wells Fargo Stage Trust, Los Angeles Harbor VRTR, 0.28%, 5/6/11 (2)	1,400	1,400
Wells Fargo Stage Trust, New York City Transitional Fin. Auth. VRTR, 0.29%, 5/6/11 (2)	1,000	1,000
Wells Fargo Stage Trust, Stanford Univ., VRTR, 0.28%, 5/6/11 (2)	1,500	1,500
Wells Fargo Stage Trust, Texas A&M Univ. VRTR, 0.29%, 5/6/11 (2)	1,500	1,500
Wells Fargo Stage Trust, Univ. of Pennsylvania VRTR, 0.29%, 5/6/11 (2)	1,030	1,030
Wichita, GO, 0.45%, 9/15/11	3,000	3,000
Wisconsin HEFA, Froedtert & Community Health, 4.00%, 4/1/12	200	206
Total Other Municipal Debt (Cost $111,277)		111,277

VARIABLE RATE DEMAND NOTES 28.0%

Athens-Clarke Dev. Auth. Unified Gov't., Univ. of Georgia Athletic Assoc., VRDN, 0.28%, 5/2/11	1,400	1,400

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On April 30, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2011, the cost of investments for federal income tax purposes was $194,236,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2011, the total management fees waived were $122,000.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 23,592,069 shares of the fund, representing 12% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses and the portion of the management fee that the Advisor elected to waive. The Board also assumed that the fund’s total expense ratio was reduced as a result of any applicable fee waivers or expenses paid by the Adviser.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011